UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2018

CONVERGYS CORPORATION
(Concentrix CVG Corporation, as successor by merger to Convergys Corporation)

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the consummation, on October 5, 2018 (the “Closing Date”), of the Mergers (as defined below) contemplated by that certain Agreement and Plan of Merger, dated as of June 28, 2018, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 22, 2018 (as amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Convergys Corporation (the “Company” or “Convergys”), SYNNEX Corporation, a Delaware corporation (“SYNNEX”), Delta Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of SYNNEX (“Merger Sub”), and Concentrix CVG Corporation, a Delaware corporation and a wholly owned subsidiary of SYNNEX (“Concentrix CVG”), pursuant to which Merger Sub I was merged with and into Convergys, with Convergys continuing as the surviving corporation and a wholly owned subsidiary of SYNNEX (the “Initial Merger”) and, immediately thereafter, Convergys was merged with and into Concentrix CVG, and Concentrix CVG continued as the surviving company and a wholly owned subsidiary of SYNNEX (together with the Initial Merger, the “Mergers”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Initial Merger (the “Effective Time”), each Company common share, without par value (each “Company Common Share”), issued and outstanding immediately prior to the Effective Time (other than Company Common Shares held in treasury by the Company or owned by SYNNEX or by any direct or indirect wholly owned subsidiaries of SYNNEX or the Company and other than Company Common Shares owned by shareholders who properly exercise appraisal rights) was automatically converted into the right to receive (1) $13.25 in cash, without interest, and (2) 0.1263 of shares of common stock, par value $0.001 per share, of SYNNEX (“SYNNEX Common Stock”) (collectively, the “Merger Consideration”).

As of the effective time of the Initial Merger, each outstanding Convergys option: (i) that has a per share exercise price that is less than the cash equivalent merger consideration, will be cancelled and converted into the right to receive a cash amount equal to, for each Convergys common share underlying such Convergys option, the excess of (x) the cash equivalent merger consideration over (y) the applicable per share exercise price or (ii) that has a per share exercise price that is greater than or equal to the cash equivalent merger consideration, will be cancelled for no consideration.

Each Convergys restricted stock unit, performance-based restricted stock unit, and deferred stock unit that is outstanding immediately prior to the effective time of the Initial Merger will be cancelled in consideration for the right to receive a cash payment, with respect to each Convergys common share underlying such award, equal to the cash equivalent merger consideration, or, if higher, a cash amount equal to the average of the opening and closing prices of the Convergys common shares on the trading day immediately preceding the closing date. Payment for Convergys performance-based restricted stock units will be based on the greater of the number of shares that would be earned based on achievement of target performance and the number of shares determined under the applicable award agreement. The cash payment in respect of each Convergys restricted stock unit or performance-based restricted stock unit that was granted on or after March 31, 2016 (other than any such award that is held by a non-employee director or that becomes vested at the effective time of the Initial Merger pursuant to the terms of an applicable contract) will remain unvested and will continue to vest and be paid in accordance with the terms of the applicable award agreement. Other than as provided above, and except in the case of certain awards that constitute nonqualified deferred compensation for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, the cash payments will be paid promptly following the effective time of the Initial Merger, but not later than five business days following such date.

As a result of the Mergers, former Convergys shareholders will receive an aggregate of $1.2 billion in cash consideration, which was funded through a combination of cash on hand and debt financing obtained by SYNNEX, and an aggregate of approximately 11.5 million shares of SYNNEX Common Stock for Company Common Shares, with the total share consideration valued at approximately $1.0 billion, based on the closing price of shares of SYNNEX Common Stock on the New York Stock Exchange (the “NYSE”) on the day prior to the Closing Date.

The description of the Mergers and the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the completion of the Mergers, the Company notified the NYSE that each Company Common Share issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration. As a result, all Company Common Shares were removed from trading on the NYSE on the Closing Date before the market opened. The NYSE has filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Company Common Shares in order to effect the delisting of such shares from the NYSE. Such delisting will result in the termination of the registration of the Company Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Concentrix CVG intends to file a certificate on Form 15 requesting the deregistration of the Company Common Shares under Section 12(g) of the Exchange Act, which will suspend Concentrix CVG’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Company Common Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the holders of Company Common Shares immediately prior to the Initial Merger ceased to have any rights as shareholders of the Company (other than their right to receive the Merger Consideration) and will instead have the rights of common stockholders of SYNNEX.

Item 5.01 Changes in Control of Registrant.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
                                                 Certain Officers.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, all of the directors of the Company resigned from their positions as directors of the Company as of the Effective Time. Also, in accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Concentrix CVG became the directors of the Company.

As of the Effective Time, the directors of the Company are Steven L. Richie and Shanthilata Suryadevara.

In connection with the consummation of the Mergers, all of the officers of the Company ceased to be officers of the Company as of the Effective Time. Also, in accordance with the terms of the Merger Agreement, at the Effective Time, the officers of Concentrix CVG became the officers of the Company.

As of the Effective Time, the officers of the Company are:

Name	Title
Dennis J. Polk	Chief Executive Officer

Marshall W. Witt	Chief Financial Officer

Christopher A. Caldwell	President

Simon Y. Leung	Senior Vice President, Legal

Steven L. Richie	Corporate Secretary, Senior Vice President, HR, Legal and Corporate Development

Shanthilata Suryadevara	Vice President and Global Controller

Mayank (Mike) Bharat Vaishnav	Senior Vice President, Corporate, Finance and Treasurer

On October 4, 2018, SYNNEX and the Company entered into a letter agreement with Andrea Ayers, the Company’s Chief Executive Officer. The letter agreement provides that (i) consistent with the Separation and Consulting Agreement dated February 20, 2018 between the Company and Ms. Ayers (the “Separation Agreement”), Ms. Ayers’ employment will be terminated immediately following the Effective Time and that she will be entitled to the severance benefits due upon a qualifying termination of employment following a change in control under the 2012 Convergys Corporation Senior Executive Severance Pay Plan (as described and quantified under “Interests of Convergys’ Directors and Executive Officers in the Mergers” in the Company’s definitive proxy statement dated August 28, 2018) and (ii) Ms. Ayers will not provide post-termination consulting services to the Company as had been originally contemplated by the Separation Agreement and she waives her right to any of the consulting-related compensation set forth in the Separation Agreement.

On October 4, 2018, the Company entered into a letter agreement with Jarrod Pontius, its General Counsel and Chief Administrative Officer, who is currently on short-term disability. The letter agreement provides that (i) Mr. Pontius is eligible to continue to receive short-term disability benefits from the Company until the earlier of May 4, 2019 and the date on which he is no longer disabled, and (ii) the severance benefits that would be due to Mr. Pontius upon a qualifying termination of employment following a change in control under the 2012 Convergys Corporation Senior Executive Severance Pay Plan (as described and quantified under “Interests of Convergys’ Directors and Executive Officers in the Mergers” in the Company’s definitive proxy statement dated August 28, 2018) will become fully vested and non-forfeitable at the closing of the Mergers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Mergers, (1) the articles of incorporation of the Company, as in effect immediately prior to the Effective Time, were replaced by the certificate of incorporation of Concentrix CVG and (2) the code of regulations of the Company, as in effect immediately prior to the Effective Time, were replaced by the bylaws of Concentrix CVG.

A copy of the certificate of incorporation and bylaws of Concentrix CVG are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On October 5, 2018, the Company issued a press release announcing the consummation of the Mergers. A copy of such press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

* * *

Forward-Looking Statements

DISCLOSURE NOTICE: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX, Convergys and the acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this report include, among other things, statements about the potential benefits of the acquisition, including future financial and operating results, plans, objectives, expectations and intentions. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating our companies, and cost savings — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of the consummation of the acquisition on the market price of the capital stock of SYNNEX, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation related to the acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this report as the result of new information or future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of June 28, 2018, and Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 22, 2018, by and among Convergys Corporation, SYNNEX Corporation, Delta Merger Sub I, Inc. and Concentrix CVG Corporation (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on August 28, 2018).

3.1	Certificate of Incorporation of Concentrix CVG Corporation.

3.2	Bylaws of Concentrix CVG Corporation.

99.1	Press Release, dated October 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 5, 2018

CONCENTRIX CVG CORPORATION
(as successor in interest to CONVERGYS CORPORATION)

By:	/s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Senior Vice President, Legal